SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 30, 2018

SUNRISE REAL ESTATE GROUP, INC.

(Exact name of registrant as specified in its charter)

Texas	000-32585	75-2713701
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification)

(Address of principal executive offices)

Hengfeng Road No.638, Fl 25, Bldg A.

Shanghai, PRC 200070

Registrant's telephone number, including area code (86)-21-6167-2855

Not Applicable

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Executive Officer

Effective as of January 30, 2018, Mr. Lin Chi-Jung notified Sunrise Real Estate Group, Inc.’s (the “Company”) Board of Directors that he would resign as the Company’s Chief Executive Officer and President. The Board of Directors accepted his resignation. Mr. Lin will still serve as the Chairman of the Company’s Board of Directors.

Election of Director and Appointment of the Chief Executive Officer

Effective as of January 30, 2018, the Company’s Board of Directors elected Mr. Pan Yujen as a new member of the Company's Board of Directors, with a term of office expiring at the Company's next annual meeting of stockholders and the election of a successor. The Company’s Board of Directors also approved the appointment of Mr. Pan Yujen as the Chief Executive Officer.

Mr. Pan joined the Company’s subsidiary, Shanghai Xin Ji Yang Real Estate Consultation Company in 2002. He subsequently became the Chairman of the Board for two of the Company’s subsidiaries, Shanghai Xin Ji Yang Real Estate Consultation Company Limited and Suzhou Xi Ji Yang Real Estate Consultation Company Limited in 2017, where he was also responsible for the operations of both subsidiaries. He has also served as the President at the Taiwan Compatriot Investment Enterprise Association of Suzhou since 2015, and the Taiwan Compatriot Investment Enterprise Association of Suzhou Industrial Park since 2014. Mr. Pan received a Bachelor of Arts degree in Electric Engineering from Fu Hsin Trade and Arts School in Taiwan in 1977.

Mr. Pan’s compensation for his services in connection with his position as Chief Executive Officer and Director has not yet been determined.

Appointment of the Chief Operating Officer

Effective as of January 30, 2018, the Company’s Board of Directors approved the appointment of Mr. Bryan Lin as the Chief Operating Officer.

Mr. Lin has more than 15 years of experiences in the capital markets. From 2008 to 2014, he served as the Company’s Investor Relations Director, and subsequently became the Vice President of Operations in 2011. Prior to his return to the Company in 2017, Mr. Lin worked in the retail sector at Cushman & Wakefield, a large commercial real estate services company, from 2014 to 2016. Mr. Lin received a Bachelor of Arts degree in Economics from the University of California, Los Angeles in 2001.

Mr. Lin’s compensation for his services in connection with the appointment as Chief Operating Officer has not yet been determined.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 9, 2018

SUNRISE REAL ESTATE GROUP, INC.

By:	/s/ Mi Yong Jun
Name: Mi Yong Jun
Title: Chief Financial Officer